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                                                                    Exhibit 99.1
                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Form 10-KSB of Millennium Bankshares Corporation for the year ended December 31, 2002, I, Carroll C. Markley, Chairman and Chief Executive Officer of Millennium Bankshares Corporation, hereby certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (a) such Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in such Form 10-KSB for the year ended December 31, 2002 fairly presents, in all material respects, the consolidated financial condition and results of Millennium Bankshares Corporation and its subsidiaries as of, and for, the periods presented in such Form 10-KSB.

By:     /s/ Carroll C. Markley                            Date: March 28, 2003
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     Chairman and Chief Executive Officer